EX-99.906CERT

                                 CERTIFICATIONS



I, Janet Tiebout Hanson, President, Chief Executive Officer, and Co-Chief Investment Officer of The Milestone Funds (the "Fund"), certify that:

          1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: August 7, 2003
      -------------------

                                         /s/ Janet Tiebout Hanson
                                         ---------------------------------------
                                         Janet Tiebout Hanson,
                                         President, Chief Executive Officer, and
                                         Co-Chief Investment Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Administrator and will be retained by the Administrator and furnished to the Securities and Exchange Commission or its staff upon request.


                                                             EX. -99.906CERT(ii)

                                 CERTIFICATIONS



I, Jeffrey R. Hanson, Chief Operating Officer of The Milestone Funds (the "Fund"), certify that:

          1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: August 7, 2003
      -------------------

                                         /s/ Jeffrey R. Hanson
                                         -----------------------
                                         Jeffrey R. Hanson,
                                         Chief Operating Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Administrator and will be retained by the Administrator furnished to the Securities and Exchange Commission or its staff upon request.